                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-5482

                         SCUDDER HIGH INCOME TRUST FUND
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       05/31/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder High Income Trust

Semiannual Report to Shareholders

May 31, 2005

Contents

Click Here Performance Summary

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Dividend Reinvestment Plan

Click Here Shareholder Meeting Results

Click Here Additional Information

Click Here Privacy Statement

Investments in funds involve risk. The fund may invest in lower-quality and non-rated securities which present greater risk of loss of principal and interest than higher-quality securities. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2005

Performance is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the Fund's most recent month-end performance.

Average Annual Total Returns as of 5/31/05
Scudder High Income Trust	6-Month*	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	.62%	13.44%	13.43%	7.25%	6.98%
Based on Market Price	.49%	35.18%	10.44%	8.68%	8.43%
CS First Boston High Yield Index(b)	.60%	9.97%	12.14%	8.64%	7.49%

Sources: Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Market Price
	As of 5/31/05	As of 11/30/04
Net Asset Value	$ 5.90	$ 6.15
Market Price	$ 7.08	$ 7.39
Distribution Information
Six Months: Income Dividends as of 5/31/05	$ .32
May Income Dividend	$ .0560
Current Annualized Distribution Rate (Based on Net Asset Value) as of 5/31/05+	11.39%
Current Annualized Distribution Rate (Based on Market Price) as of 5/31/05+	9.49%

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

b CS First Boston High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical and will fluctuate.

Portfolio Management Review

In the following interview, Portfolio Manager Andrew Cestone discusses Scudder High Income Trust's strategy and the market environment during the six-month period ended May 31, 2005.

Q:  How did the high-yield bond market perform during the period?

A:  High-yield bonds provided a positive absolute return for the past six months, returning 0.60% as measured by the CS First Boston High Yield Index, the fund's benchmark.1

Despite concerns about rising interest rates and higher commodity prices, the solid underpinnings of the market remained in place during the semiannual period. Helped by strength in the US economy and low interest rates, companies that issue high-yield debt generally maintained sound financial positions through actions such as cutting costs, reducing debt and refinancing their existing debt at lower interest rates. Probably the best indication of solid fundamentals in the high yield market was the continuation of low defaults. At the end of May 2005, Moody's 12-month rolling default rate stood at 1.9%, compared with 2.5% at the end of November 2004.2 In addition to low defaults, higher recovery rates remained intact.3 Finally, the ratio of rating upgrades to downgrades continued to improve — another indication of the market's solid fundamentals.4

1 The CS First Boston High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 Source: Moody's Investors Service, Inc.

3 The recovery rate is the amount investors recover when a bond defaults.

4 Bond ratings are the alphabetical designations indicating the credit quality of a particular bond, as measured by the major agencies. Treasuries, which are backed by the government and therefore free of default risk, are ranked AAA. The riskiest bonds are generally rated CCC and below.

At the close of the period, the high-yield spread stood at 430 basis points (4.30 percentage points), versus 357 basis points six months ago. Although the high-yield market's yield spread versus Treasuries widened during the period, it remained considerably below the long-term historical average of approximately 571 basis points.5

5 The long-term historical spread-to-worst average is based upon the average monthly spread-to-worst of the CS First Boston High Yield Index from January 31, 1986 to May 31, 2005. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.

Index returns assume reinvestment of dividends and, unlike fund returns, do no include any fees or expenses. Past performance is no guarantee of future results. It is not possible to invest directly into an index or category.

Q:  How did the fund perform?

A:  The fund's total return at net asset value (NAV) for the six-month period ended May 31, 2005 was 0.62% (performance is calculated based on the reinvestment of dividends). The May 31, 2005 NAV per share was $5.90, compared with $6.15 six months ago. Its share, or market, price as quoted on the NYSE returned 0.49% to close at $7.08 per share (performance is calculated based on the reinvestment of dividends). The fund's market price stood at $7.39 six months ago. The market price premium of the shares, as a percentage of NAV, was 20% on May 31, 2005.

The fund's NAV return compares to a return of 0.60% for the benchmark and the -1.06% median return of its Lipper peer group. We are pleased to report that the fund outperformed the median return of the peer group for the one-, three- and five-year periods ended May 31, 2005, ranking in the 22nd, 43rd and 17th percentiles, respectively.6 (Past performance is no guarantee of future results. Please see page 3 for more complete performance information.)

6 Source: Lipper Inc. Lipper's Closed-End High Current Yield Funds category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, can use leverage, and tend to invest in lower-grade debt issues. The fund ranked 6, 11 and 4, for the one-, three- and five-year periods as of May 31, 2005. There were 28, 26 and 24 funds, respectively, in Lipper's Closed End High Current Yield Funds category.

The fund maintained its leveraged position throughout the period, meaning that we used the maximum amount of borrowed money permitted by the loan agreement. At the close of the period, the portfolio was approximately 26% leveraged, meaning that we used approximately $65 million of total portfolio assets.

Q:  What elements of your individual security selection helped performance?

A:  Individual security selection was a positive contributor to the fund's return for the period. Performance was enhanced by overweight positions (versus the benchmark) in Intermet Corp., DIMON, Inc., Dobson Communications Corp., Grupo Transportacion Ferroviaria Mexicana SA de SV, Qwest Communications Corp., Avecia Group PLC, OAO Gazprom and ARCO/Lyondell Chemical. An underweight in Collins and Aikman Products also benefited relative performance versus the benchmark.

Intermet, an auto transportation company currently in bankruptcy, was additive to performance. A key step in our investment process is to identify which securities in a company's capital structure offer, in our opinion, the best risk-adjusted relative value. In the case of Intermet, we believed that its bank debt, which continues to pay interest, was well-collateralized and would exit bankruptcy unimpaired. The bond prices of DIMON, a tobacco processing company, appreciated on news that the company intended to tender its bonds at a premium. During the second half of 2004, we pared back our overweight position in Dobson Communications, a wireless telecommunications company, after the company reported lower-than-expected results. Although we reduced our position in Dobson, we maintained an overweight. This overweight position benefited our return after the company subsequently reported better-than-expected and improved results, as we anticipated it would. TFM SA, a Mexican railroad company, added to return on the news that Kansas City Southern, a US railroad company, purchased additional equity of the company. As a result of the purchase, which we had anticipated, TFM SA is now wholly owned by Kansas City Southern. One of our larger positions over the past six months was in the bonds of Qwest, a US telecommunications company. Qwest is a bond that we had held in the CCC/split CCC quality segment as we anticipated an upgrade. Last year, Qwest was, in fact, upgraded to single B, and the company's bonds continued to add value following the upgrade. Avecia's bonds increased in value as the company continued to sell assets. Avecia is a specialty chemical company. The Russian oil and gas company, Gazprom, helped return as the company's bond prices edged higher on continued strength in commodity prices. The bond prices of ARCO Chemical Co., one of the fund's larger positions, increased from undervalued levels following favorable indications of improved demand and pricing in the chemical sector, as well as a rating agency upgrade in April 2005. (As of May 31, 2005, the position in Avecia Group was sold.)

Early in the period, we sold our entire bond position in Collins and Aikman Products, an auto parts manufacturer. Our decision to exit this position, well ahead of the company's announcement that it was filing for bankruptcy protection, was a positive contributor to return.

Q:  What securities detracted from performance?

A:  The fund's overweight positions in Tembec Industries, Inc., TriMas Corp., Associate Materials, Inc. and Dayton Superior Corp. detracted from performance.

The bonds of Tembec, a forest products paper company, traded lower when cost pressures caused earnings to fall short of prior guidance. The company's bonds traded further down in price as seasonal working capital investment reduced the company's liquidity and contributed to speculation about the potential for bankruptcy. We believed this sell-off created an opportunity, and we added to our position in Tembec. TriMas is a manufacturer of trailer and towing products. The company's bond prices decreased as TriMas lowered its earnings guidance due to weakness in the trailer accessory market, which was caused, in part, by higher oil prices. Associate Materials, a building products company, dampened returns as the building products sector traded lower on concerns that it would not perform well if a slowdown in the housing market developed. Dayton Superior, also a building materials company, announced disappointing financial results in the first quarter of 2005. This announcement caused the company's bonds to drift lower in price. We continue to hold the bonds based on our belief that they offer value, as Dayton Superior should ultimately benefit from growth and a recovery in demand in the commercial construction market.

Q:  Outside of individual security selection, what factors helped and hurt performance?

A:  Upper-tier quality securities (BB and better) were the best-performing credit quality segment for the period, returning 1.71%, followed by middle-tier (split BB/B/split B) and lower-tier (split CCC/CCC/split CC/CC/default) securities, which returned 0.45% and -1.74%, respectively. Our underweight position in upper-tier securities detracted from relative returns.

In addition, the fund was helped by being shorter in duration than its benchmark as a result of our finding better value in shorter duration securities.7 This positioning helped mitigate the market volatility that occurred during the calendar year-to-date period through 2005.

7 "Shorter duration" means that the fund had lower interest rate exposure than the benchmark.

Q:  What is your view on the current state of the high-yield market?

A:  The high-yield market continues to exhibit sound fundamentals on the strength of a robust economy, and this has resulted in low default rates. These low default rates will not last forever, which means good security selection is paramount at this point in the cycle. Given that, we continue to be overweight in middle-tier securities whose fundamentals are improving or that are trading at what we believe are undervalued levels.

We remain focused on adding value by doing fundamental research rather than making broad predictions about sector performance or interest rates. The fund's current positioning, shorter duration than the benchmark, should help mitigate the negative effects of a spike in interest rates or a pickup in volatility.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2005

Portfolio Composition (Excludes Securities Lending Collateral)	5/31/05	11/30/04

Corporate Bonds	75%	73%
Foreign Bonds — US$ Denominated	16%	20%
Cash Equivalents	3%	1%
Foreign Bonds — Non US$ Denominated	2%	3%
Loan Participation	1%	—
Asset Backed	1%	1%
Preferred Stocks	1%	1%
Convertible Bonds	1%	—
Convertible Preferred Stocks	—	1%
	100%	100%
Corporate and Foreign Bond Diversification (As a percentage of Corporate and Foreign Bonds)	5/31/05	11/30/04

Consumer Discretionary	24%	23%
Materials	16%	17%
Industrials	15%	17%
Telecommunication Services	11%	14%
Energy	8%	7%
Financials	8%	7%
Utilities	7%	4%
Consumer Staples	3%	4%
Health Care	3%	3%
Information Technology	3%	2%
Sovereign Bonds	2%	2%
	100%	100%
Quality (Excludes Cash Equivalents and Securities Lending Collateral)	5/31/05	11/30/04

BBB	3%	4%
BB	25%	24%
B	57%	50%
Below B	15%	22%
	100%	100%
Interest Rate Sensitivity	5/31/05	11/30/04

Average Maturity	5.7 years	5.9 years
Duration	4.0 years	4.1 years

Portfolio composition, corporate and foreign bond diversification, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 12. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2005 (Unaudited)

	Principal Amount ($)(c)	Value ($)

Corporate Bonds 100.0%
Consumer Discretionary 24.7%
155 East Tropicana LLC/Finance, 144A, 8.75%, 4/1/2012 (e)	360,000	348,300
Adesa, Inc., 7.625%, 6/15/2012	230,000	228,850
AMC Entertainment, Inc., 8.0%, 3/1/2014 (e)	830,000	751,150
AutoNation, Inc., 9.0%, 8/1/2008	375,000	407,813
Aztar Corp., 7.875%, 6/15/2014 (e)	985,000	1,036,712
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011 (e)	260,000	258,700
Cablevision Systems New York Group, 144A, 7.88%**, 4/1/2009	675,000	708,750
Caesars Entertainment, Inc.:
8.875%, 9/15/2008	340,000	375,700
9.375%, 2/15/2007	245,000	262,150
Charter Communications Holdings LLC: Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/20	1,360,000	880,600
9.625%, 11/15/2009 (e)	1,190,000	889,525
10.25%, 9/15/2010 (e)	2,170,000	2,202,550
Cooper-Standard Automotive, Inc., 144A, 8.375%, 12/15/2014 (e)	815,000	676,450
CSC Holdings, Inc., 7.875%, 12/15/2007	1,105,000	1,153,344
Dex Media East LLC/Financial, 12.125%, 11/15/2012	2,880,000	3,448,800
Dura Operating Corp.:
Series B, 8.625%, 4/15/2012 (e)	405,000	364,500
Series B, 9.0%, 5/1/2009 EUR	125,000	99,982
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	790,000	0
EchoStar DBS Corp., 144A, 6.625%, 10/1/2014	195,000	195,488
Friendly Ice Cream Corp., 8.375%, 6/15/2012 (e)	85,000	79,900
General Motors Corp., 8.25%, 7/15/2023 (e)	130,000	98,872
Imperial Home Decor Group, Inc., Series B, 11.0%, 3/15/2008*	680,000	0
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008 (e)	500,000	415,000
ITT Corp., 7.375%, 11/15/2015	805,000	884,494
Jacobs Entertainment, Inc.:
11.875%, 2/1/2009	1,355,000	1,456,625
144A, 11.875%, 2/1/2009	550,000	591,250
Levi Strauss & Co., 144A, 7.73%**, 4/1/2012 (e)	340,000	315,350
Mediacom LLC, 9.5%, 1/15/2013 (e)	1,020,000	1,012,350
MGM MIRAGE:
8.375%, 2/1/2011 (e)	1,360,000	1,468,800
9.75% , 6/1/2007	455,000	491,969
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	290,000	314,650
NCL Corp., 144A, 10.625%, 7/15/2014	745,000	759,900
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	930,000	604,500
Paxson Communications Corp.:
Step-up Coupon, 0% to 1/15/2006, 12.25% to 1/15/2009 (e)	270,000	249,750
10.75%, 7/15/2008 (e)	280,000	274,400
Petro Stopping Centers, 9.0%, 2/15/2012	1,160,000	1,165,800
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (e)	595,000	618,800
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	710,000	702,900
PRIMEDIA, Inc.:
8.638%**, 5/15/2010	1,090,000	1,144,500
8.875%, 5/15/2011	1,015,000	1,065,750
Remington Arms Co., Inc., 10.5%, 2/1/2011 (e)	400,000	382,000
Renaissance Media Group LLC, 10.0%, 4/15/2008	645,000	645,806
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	855,000	970,425
Restaurant Co., 11.25%, 5/15/2008	842,547	842,547
Schuler Homes, Inc., 10.5%, 7/15/2011 (e)	930,000	1,040,298
Simmons Bedding Co.:
144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	1,580,000	695,200
7.875%, 1/15/2014 (e)	310,000	272,800
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012 (e)	1,215,000	1,260,562
8.75%, 12/15/2011	1,535,000	1,627,100
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	600,000	588,750
Toys "R" Us, Inc., 7.375%, 10/15/2018	1,150,000	920,000
Trump Entertainment Resort, Inc., 8.5%, 6/1/2015	1,175,000	1,142,687
TRW Automotive, Inc.:
11.0%, 2/15/2013 (e)	1,095,000	1,199,025
11.75%, 2/15/2013 EUR	230,000	319,820
United Auto Group, Inc., 9.625%, 3/15/2012	990,000	1,039,500
Visteon Corp., 7.0%, 3/10/2014 (e)	580,000	484,300
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	305,000	323,300
Williams Scotsman, Inc., 9.875%, 6/1/2007 (e)	1,485,000	1,462,725
Wynn Las Vegas LLC, 144A, 6.625%, 12/1/2014	950,000	912,000
XM Satellite Radio, Inc.:	974,440	996,365
Step-up Coupon, 0% to 12/31/2005,
14.0% to 12/31/2009
12.0%, 6/15/2010	50,000	55,875
Young Broadcasting, Inc.:
8.75%, 1/15/2014 (e)	1,085,000	981,925
10.0%, 3/1/2011 (e)	245,000	241,938
		46,409,872
Consumer Staples 3.7%
Agrilink Foods, Inc., 11.875%, 11/1/2008	345,000	357,075
Alliance One International, Inc.:
144A, 11.0%, 5/15/2012	980,000	997,150
144A, 12.75%, 11/15/2012	275,000	255,750
Del Laboratories, Inc., 144A, 8.0%, 2/1/2012	395,000	335,750
Duane Reade, Inc., 9.75%, 8/1/2011 (e)	425,000	327,250
GNC Corp.,
8.5%, 12/1/2010	300,000	228,750
144A, 8.625%, 1/15/2011	50,000	45,000
National Beef Packing Co., 10.5%, 8/1/2011 (e)	255,000	244,800
North Atlantic Trading Co., 9.25%, 3/1/2012 (e)	1,610,000	1,159,200
Pinnacle Foods Holding Corp., 8.25%, 12/1/2013 (e)	645,000	551,475
Rite Aid Corp., 11.25%, 7/1/2008	995,000	1,047,237
Swift & Co.:
10.125%, 10/1/2009	720,000	783,000
12.5%, 1/1/2010	180,000	201,600
Viskase Co., Inc., 11.5%, 6/15/2011	365,000	386,900
		6,920,937
Energy 6.9%
Belden & Blake Corp., 8.75%, 7/15/2012	900,000	814,500
Chesapeake Energy Corp.:
6.875%, 1/15/2016	205,000	214,225
9.0%, 8/15/2012	450,000	500,625
CITGO Petroleum Corp., 6.0%, 10/15/2011	975,000	955,500
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (e)	260,000	247,000
7.125%, 5/15/2018	900,000	810,000
7.625%, 10/15/2026 (e)	445,000	396,050
8.75%, 2/15/2012 (e)	125,000	129,531
144A, 9.875%, 7/15/2010	945,000	1,027,688
El Paso Production Holding Corp., 7.75%, 6/1/2013 (e)	1,010,000	1,047,875
Key Energy Services, Inc., 6.375%, 5/1/2013	310,000	303,800
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	1,050,000	1,044,750
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027	560,000	464,800
Southern Natural Gas, 8.875%, 3/15/2010	810,000	882,261
Stone Energy Corp.:
6.75%, 12/15/2014	485,000	460,750
8.25%, 12/15/2011	1,220,000	1,256,600
Whiting Petroleum Corp.:
7.25%, 5/1/2012	50,000	50,125
7.25%, 5/1/2013 (e)	85,000	84,575
Williams Companies, Inc.:
8.125%, 3/15/2012 (e)	1,480,000	1,665,000
8.75%, 3/15/2032	435,000	510,037
		12,865,692
Financials 9.1%
AAC Group Holding Corp., 144A, Step-up Coupon, 0% to 10/1/2008, 10.25% to 10/1/2012	165,000	105,600
Affinia Group, Inc., 144A, 9.0%, 11/30/2014	1,055,000	865,100
Alamosa Delaware, Inc., Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	450,000	491,625
AmeriCredit Corp., 9.25%, 5/1/2009 (e)	1,760,000	1,883,200
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	345,000	223,958
BF Saul Real Estate Investment Trust, 7.5%, 3/1/2014	350,000	362,250
E*TRADE Financial Corp., 8.0%, 6/15/2011	790,000	825,550
Eaton Vance Corp., CDO II, Series C-X, 13.68%, 7/15/2012*	3,654,812	0
FINOVA Group, Inc., 7.5%, 11/15/2009	2,321,050	986,446
FRD Acquisition Co., Series B, 12.5%, 7/15/2004*	180,000	0
General Motors Acceptance Corp.:
4.13%**, 3/20/2007	840,000	803,208
6.125%, 8/28/2007 (e)	270,000	264,066
6.75%, 12/1/2014 (e)	410,000	347,753
6.875%, 9/15/2011 (e)	140,000	122,093
8.0%, 11/1/2031	3,055,000	2,555,575
H&E Equipment/Finance, 11.125%, 6/15/2012	690,000	753,825
Poster Financial Group, Inc., 8.75%, 12/1/2011 (e)	780,000	785,850
PXRE Capital Trust I, 8.85%, 2/1/2027	695,000	719,325
Qwest Capital Funding, Inc., 6.5%, 11/15/2018	295,000	225,675
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	585,000	677,138
RC Royalty Subordinated LLC, 7.0%, 1/1/2018	480,000	441,600
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	945,000	741,825
Triad Acquisition, 144A, 11.125%, 5/1/2013	495,000	492,525
UGS Corp., 144A, 10.0%, 6/1/2012	960,000	1,056,000
Universal City Development, 11.75%, 4/1/2010	1,220,000	1,378,600
		17,108,787
Health Care 3.1%
Cinacalcet Royalty Subordinated LLC, 8.0%, 3/30/2017	540,000	556,200
Encore Medical Corp., 9.75%, 10/1/2012 (e)	495,000	455,400
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009 (e)	350,000	327,250
HEALTHSOUTH Corp., 10.75%, 10/1/2008	1,020,000	1,053,150
InSight Health Services Corp., Series B, 9.875%, 11/1/2011	655,000	560,025
Tenet Healthcare Corp.:
6.375%, 12/1/2011 (e)	950,000	912,000
144A, 9.25%, 2/1/2015	1,890,000	1,946,700
		5,810,725
Industrials 15.4%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	1,143,000	1,207,294
Allied Security Escrow Corp., 11.375%, 7/15/2011	740,000	703,000
Allied Waste North America, Inc.:
Series B, 5.75%, 2/15/2011	1,785,000	1,664,512
Series B, 9.25%, 9/1/2012 (e)	792,000	851,400
Avondale Mills, Inc., 144A, 10.093%**, 7/1/2012	735,000	690,900
Bear Creek Corp., 144A, 7.873%**, 3/1/2012	385,000	373,450
Beazer Homes USA, Inc.:
8.375%, 4/15/2012	240,000	255,600
8.625%, 5/15/2011	185,000	195,638
Browning-Ferris Industries:
7.4%, 9/15/2035	825,000	697,125
9.25%, 5/1/2021	465,000	463,838
Cenveo Corp., 7.875%, 12/1/2013 (e)	745,000	705,888
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	1,435,000	1,506,750
Columbus McKinnon Corp., 10.0%, 8/1/2010	525,000	561,750
Congoleum Corp., 8.625%, 8/1/2008*	555,000	535,575
Cornell Companies, Inc., 10.75%, 7/1/2012	725,000	732,250
Dana Corp., 7.0%, 3/1/2029 (e)	795,000	665,101
Erico International Corp., 8.875%, 3/1/2012	310,000	316,900
Evergreen International Aviation, Inc., 12.0%, 5/15/2010 (e)	240,000	166,800
Goodman Global Holding Co., Inc., 144A, 7.875%, 12/15/2012	1,060,000	954,000
HydroChem Industrial Services, Inc., 144A, 9.25%, 2/15/2013	135,000	124,200
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	1,340,000	1,443,850
Joy Global, Inc., Series B, 8.75%, 3/15/2012	265,000	296,800
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012	520,000	553,800
Kansas City Southern:
7.5%, 6/15/2009	265,000	273,612
9.5%, 10/1/2008	1,660,000	1,811,475
Kinetek, Inc., Series D, 10.75%, 11/15/2006	1,315,000	1,196,650
Laidlaw International, Inc., 10.75%, 6/15/2011	805,000	910,656
Metaldyne Corp., 144A, 10.0%, 11/1/2013 (e)	805,000	676,200
Millennium America, Inc., 9.25%, 6/15/2008	1,510,000	1,627,025
NTK Holdings, Inc., 144A, Step-up Coupon, 0% to 9/1/2009, 10.75% to 3/1/2014 (e)	680,000	306,000
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	545,000	621,300
Securus Technologies, Inc., 144A, 11.0%, 9/1/2011	580,000	522,000
Ship Finance International Ltd., 8.5%, 12/15/2013	955,000	916,800
Technical Olympic USA, Inc.:
7.5%, 3/15/2011 (e)	380,000	357,200
10.375%, 7/1/2012	1,155,000	1,224,300
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	475,000	536,750
United Rentals North America, Inc., 7.0%, 2/15/2014 (e)	1,645,000	1,566,862
Westlake Chemical Corp., 8.75%, 7/15/2011	427,000	463,295
Xerox Capital Trust I, 8.0%, 2/1/2027	250,000	258,750
		28,935,296
Information Technology 3.0%
Activant Solutions, Inc.:
144A, 9.09%**, 4/1/2010	255,000	258,825
10.5%, 6/15/2011 (e)	685,000	719,250
Eschelon Operating Co.:
8.375%, 3/15/2010	150,000	131,250
8.375%, 3/15/2010	210,000	183,750
Lucent Technologies, Inc.:
6.45%, 3/15/2029	1,535,000	1,327,775
7.25%, 7/15/2006 (e)	125,000	127,500
Sanmina-SCI Corp.:
144A, 6.75%, 3/1/2013 (e)	2,060,000	1,946,700
10.375%, 1/15/2010	655,000	723,775
Viasystems, Inc., 10.5%, 1/15/2011	185,000	164,650
		5,583,475
Materials 15.2%
Aqua Chemical, Inc., 11.25%, 7/1/2008	335,000	286,425
ARCO Chemical Co., 9.8%, 2/1/2020	2,640,000	2,956,800
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	1,835,000	1,082,650
Caraustar Industries, Inc., 9.875%, 4/1/2011 (e)	1,625,000	1,547,813
Constar International, Inc., 144A, 6.643%**, 2/15/2012	345,000	326,025
Dayton Superior Corp.:
10.75%, 9/15/2008	590,000	598,850
13.0%, 6/15/2009 (e)	1,315,000	1,104,600
Edgen Acquisition Corp., 144A, 9.875%, 2/1/2011	380,000	364,800
GEO Specialty Chemicals, Inc., 11.62%, 12/31/2009	610,000	646,600
Georgia-Pacific Corp.:
8.0%, 1/15/2024	1,405,000	1,612,237
9.375%, 2/1/2013	680,000	770,100
Hercules, Inc., 6.75%, 10/15/2029	640,000	624,000
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	860,000	980,400
Huntsman International LLC, 10.125%, 7/1/2009	465,000	595,094
Huntsman LLC, 11.625%, 10/15/2010	1,043,000	1,199,450
IMC Global, Inc.:
7.375%, 8/1/2018	250,000	250,625
10.875%, 8/1/2013	738,000	859,770
Intermet Corp., 9.75%, 6/15/2009* (e)	200,000	94,000
MMI Products, Inc., Series B, 11.25%, 4/15/2007	750,000	742,500
Neenah Corp.:
144A, 11.0%, 9/30/2010	1,237,000	1,342,145
144A, 13.0%, 9/30/2013	634,624	640,970
NewPage Corp., 144A, 9.46%**, 5/1/2012 (e)	730,000	715,400
Omnova Solutions, Inc., 11.25%, 6/1/2010	1,330,000	1,383,200
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	285,000	307,800
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010* (e)	1,240,964	620,482
Pliant Corp.:
144A, 11.625%, 6/15/2009 (PIK)	262	279
11.125%, 9/1/2009	540,000	521,100
Portola Packaging, Inc., 8.25%, 2/1/2012 (e)	930,000	592,875
Radnor Holdings Corp., 11.0%, 3/15/2010 (e)	1,205,000	882,663
Rockwood Specialties Group, Inc., 144A, 7.625%, 11/15/2014 EUR	560,000	678,771
Sheffield Steel Corp., 11.375%, 8/15/2011	370,000	363,525
Texas Industries, Inc., 10.25%, 6/15/2011	685,000	777,475
TriMas Corp., 9.875%, 6/15/2012	1,805,000	1,462,050
UAP Holding Corp., Step-up Coupon, 0.0% to 1/15/2008, 10.75% to 7/15/2012 (e)	670,000	536,000
United States Steel Corp., 9.75%, 5/15/2010	854,000	932,995
United States Steel LLC, 10.75%, 8/1/2008 (e)	85,000	96,050
		28,496,519
Telecommunication Services 10.2%
AirGate PCS, Inc., 6.891%**, 10/15/2011	345,000	351,900
American Cellular Corp., Series B, 10.0%, 8/1/2011 (e)	995,000	970,125
AT&T Corp.:
7.3%, 11/15/2011	788,000	905,215
8.0%, 11/15/2031	960,000	1,219,200
Cincinnati Bell, Inc.:
7.25%, 7/15/2013 (e)	270,000	270,000
8.375%, 1/15/2014 (e)	2,305,000	2,281,950
144A, 8.375%, 1/15/2014	230,000	227,700
Crown Castle International Corp., 9.375%, 8/1/2011	570,000	629,138
Dobson Communications Corp., 8.875%, 10/1/2013	600,000	492,000
Insight Midwest LP, 9.75%, 10/1/2009 (e)	370,000	385,725
LCI International, Inc., 7.25%, 6/15/2007	965,000	907,100
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011 (e)	190,000	159,125
MCI, Inc., 7.735%, 5/1/2014	1,240,000	1,388,800
Nextel Communications, Inc.:
5.95%, 3/15/2014	825,000	843,563
7.375%, 8/1/2015	2,270,000	2,454,437
Nextel Partners, Inc., 8.125%, 7/1/2011	595,000	647,062
Northern Telecom Capital, 7.875%, 6/15/2026	245,000	238,875
Qwest Corp., 7.25%, 9/15/2025	945,000	850,500
Qwest Services Corp.:
144A, 13.5%, 12/15/2010	1,940,000	2,211,600
144A, 14.0%, 12/15/2014	300,000	354,750
Rural Cellular Corp., 9.875%, 2/1/2010 (e)	130,000	128,375
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	235,000	205,625
Triton PCS, Inc., 8.5%, 6/1/2013 (e)	215,000	192,425
Ubiquitel Operating Co., 9.875%, 3/1/2011 (e)	245,000	264,600
US Unwired, Inc., Series B, 10.0%, 6/15/2012 (e)	465,000	509,175
Western Wireless Corp., 9.25%, 7/15/2013 (e)	115,000	131,100
		19,220,065
Utilities 8.7%
AES Corp., 144A, 8.75%, 5/15/2013	1,380,000	1,531,800
Allegheny Energy Supply Co. LLC:
144A, 8.25%, 4/15/2012 (e)	2,000,000	2,177,500
144A, 10.25%, 11/15/2007	120,000	133,800
Calpine Corp.:
8.25%, 8/15/2005 (e)	400,000	384,000
144A, 8.5%, 7/15/2010 (e)	1,150,000	833,750
CMS Energy Corp.:
7.5%, 1/15/2009 (e)	165,000	171,188
8.5%, 4/15/2011	935,000	1,016,812
9.875%, 10/15/2007	1,340,000	1,453,900
DPL, Inc., 6.875%, 9/1/2011	780,000	834,600
Mission Energy Holding Co., 13.5%, 7/15/2008	2,440,000	2,879,200
NorthWestern Corp., 144A, 5.875%, 11/1/2014	230,000	232,300
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	2,116,000	2,232,380
PSE&G Energy Holdings LLC:
8.5%, 6/15/2011	825,000	882,750
10.0%, 10/1/2009	1,425,000	1,581,750
		16,345,730
Total Corporate Bonds (Cost $193,500,004)		187,697,098

Foreign Bonds — US$ Denominated 21.7%
Consumer Discretionary 3.4%
Advertising Directory Solutions, Inc., 144A, 9.25%, 11/15/2012	615,000	644,212
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	1,173,000	1,307,895
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	910,000	971,425
Shaw Communications, Inc., 8.25%, 4/11/2010	1,525,000	1,677,500
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	1,330,000	990,850
Vitro Envases Norteamerica SA, 144A, 10.75%, 7/23/2011	110,000	106,975
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013 (e)	860,000	733,150
		6,432,007
Consumer Staples 0.6%
Burns Philp Capital Property Ltd., 10.75%, 2/15/2011	785,000	867,425
Grupo Cosan SA, 144A, 9.0%, 11/1/2009	230,000	235,175
		1,102,600
Energy 3.4%
Luscar Coal Ltd., 9.75%, 10/15/2011	935,000	1,019,150
OAO Gazprom, 144A, 9.625%, 3/1/2013	1,360,000	1,632,000
Petroleum Geo-Services ASA, 10.0%, 11/5/2010	2,765,040	3,069,194
Secunda International Ltd., 11.141%**, 9/1/2012	605,000	571,725
		6,292,069
Financials 0.9%
Conproca SA de CV, 12.0%, 6/16/2010	395,000	485,850
Eircom Funding, 8.25%, 8/15/2013 (e)	615,000	645,750
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	645,000	551,475
		1,683,075
Health Care 0.5%
Biovail Corp., 7.875%, 4/1/2010 (e)	975,000	982,313
Industrials 3.2%
CP Ships Ltd., 10.375%, 7/15/2012	760,000	851,200
Grupo Transportacion Ferroviaria Mexicana SA de CV:
144A, 9.375%, 5/1/2012	825,000	853,875
10.25%, 6/15/2007 (e)	1,690,000	1,808,300
12.5%, 6/15/2012	635,000	742,950
J. Ray McDermott, SA, 144A, 11.5%, 12/15/2013	535,000	583,150
LeGrand SA, 8.5%, 2/15/2025	510,000	606,900
Stena AB:
7.0%, 12/1/2016	190,000	173,850
9.625%, 12/1/2012	355,000	387,838
Supercanal Holding SA, 11.5%, 5/15/2005*	100,000	13,500
		6,021,563
Materials 4.5%
Alrosa Finance SA, 144A, 8.875%, 11/17/2014	465,000	504,525
Cascades, Inc.:
7.25%, 2/15/2013	950,000	926,250
144A, 7.25%, 2/15/2013	50,000	48,750
Crown Euro Holdings SA, 10.875%, 3/1/2013	540,000	623,025
ISPAT Inland ULC, 9.75%, 4/1/2014	938,000	1,092,770
Novelis, Inc., 144A, 7.25%, 2/15/2015 (e)	140,000	137,200
Rhodia SA, 8.875%, 6/1/2011 (e)	1,920,000	1,843,200
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	20,000	21,350
Tembec Industries, Inc.:
8.5%, 2/1/2011 (e)	3,010,000	2,302,650
8.625%, 6/30/2009 (e)	1,275,000	1,032,750
		8,532,470
Sovereign Bonds 1.3%
Dominican Republic, 144A, 9.04%, 1/23/2018	375,000	375,000
Federative Republic of Brazil, 8.875%, 10/14/2019	555,000	579,142
Republic of Argentina, 8.28%, 12/31/2033	1,631,704	1,413,872
Republic of Venezuela, 10.75%, 9/19/2013 (e)	15,000	17,025
		2,385,039
Telecommunication Services 3.9%
Alestra SA de RL de CV, 8.0%, 6/30/2010	275,000	241,313
Axtel SA:
11.0%, 12/15/2013	515,000	551,050
144A, 11.0%, 12/15/2013	90,000	96,300
Embratel, Series B, 11.0%, 12/15/2008 (e)	400,000	455,000
Esprit Telecom Group PLC:
10.875%, 6/15/2008*	430,000	0
11.5%, 12/15/2007*	2,020,000	0
Global Crossing UK Finance, 144A, 10.75%, 12/15/2014	675,000	595,687
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	140,000	98,000
Intelsat Bermuda Ltd., 144A, 7.805%**, 1/15/2012	415,000	421,225
Millicom International Cellular SA, 10.0%, 12/1/2013	1,285,000	1,246,450
Mobifon Holdings BV, 12.5%, 7/31/2010	1,225,000	1,482,250
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	120,000	123,000
Nortel Networks Corp., 6.875%, 9/1/2023	200,000	181,000
Nortel Networks Ltd., 6.125%, 2/15/2006 (e)	1,740,000	1,748,700
Rogers Wireless Communications, Inc., 6.375%, 3/1/2014 (e)	20,000	19,900
		7,259,875
Total Foreign Bonds — US$ Denominated (Cost $42,827,225)		40,691,011

Foreign Bonds — Non US$ Denominated 1.9%
Consumer Discretionary 0.5%
IESY Repository GMBH, 144A, 8.75%, 2/15/2015 EUR	455,000	503,910
Victoria Acquisition III BV, 144A, 7.875%, 10/1/2014 EUR	425,000	475,915
		979,825
Industrials 0.3%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	435,000	516,554
Sovereign Bonds 1.1%
Mexican Bonds:
Series MI-10, 8.0%, 12/19/2013 MXN	9,165,000	761,115
Series MI-10, 9.5%, 12/18/2014 MXN	2,799,000	254,098
Republic of Argentina, 7.82%, 12/31/2033 EUR	1,017,951	1,058,480
		2,073,693
Total Foreign Bonds — Non US$ Denominated (Cost $3,671,774)		3,570,072

Convertible Bonds 0.7%
Consumer Discretionary
DIMON, Inc., 6.25%, 3/31/2007	940,000	940,000
HIH Capital Ltd.:
144A, Series DOM, 7.5%, 9/25/2006	390,000	386,100
144A, Series EURO, 7.5%, 9/25/2006	70,000	69,300
Total Convertible Bonds (Cost $1,330,136)		1,395,400

Asset Backed 1.4%
Alliance Mortgage Cyc Loan, 12.25%, 6/4/2010	500,000	500,000
Golden Tree High Yield Opportunities LP, "D1", Series 1, 13.054%, 10/31/2007	2,000,000	2,082,600
Total Asset Backed (Cost $2,500,000)		2,582,600

	Shares	Value ($)

Common Stocks 0.2%
Catalina Restaurant Group, Inc.*	3,317	5,307
GEO Specialty Chemicals, Inc.*	14,091	183,183
GEO Specialty Chemicals, Inc., 144A*	1,283	19,245
IMPSAT Fiber Networks, Inc.*	26,902	147,961
Total Common Stocks (Cost $1,628,052)		355,696

Warrants 0.0%
Dayton Superior Corp., 144A*	55	1
DeCrane Aircraft Holdings, Inc., 144A*	1,640	0
Destia Communications, Inc., 144A*	830	0
UIH Australia Pacific, Inc.*	710	0
TravelCenters of America, Inc.*	170	21
Total Warrants (Cost $859)		22

Preferred Stocks 0.8%
Paxson Communications Corp., 14.25% (PIK)	121	793,180
TNP Enterprises, Inc., 14.5%, "D" (PIK)	588	682,080
Total Preferred Stocks (Cost $1,619,384)		1,475,260
	Principal Amount ($)(c)	Value ($)

Loan Participations 1.8%
Anthony Crane Rental Corp.:
LIBOR plus 3.25% 6.62%**, 7/22/2004	1,000,000	920,000
LIBOR plus 4.25%, 7.37%**, 7/20/2006	250,000	230,000
Citigroup Global (Severstal), 8.625%, 2/24/2009	334,000	343,920
Intermet Corp., LIBOR plus .425%, 6.32%**, 3/31/2009	2,000,000	1,960,000
Total Loan Participations (Cost $3,376,073)		3,453,920

	Units	Value ($)

Other Investments 0.5%
Hercules, Inc., (Bond Unit)*	1,120,000	873,600
SpinCycle, Inc., "F" (Common Stock Unit)*	51	56
SpinCycle, Inc., (Common Stock Unit)*	7,239	7,964
Total Other Investments (Cost $698,764)		881,620
	Shares	Value ($)

Securities Lending Collateral 26.3%
Scudder Daily Assets Fund Institutional, 3.07% (d) (f) (Cost $49,302,498)	49,302,498	49,302,498

Cash Equivalents 4.3%
Scudder Cash Management QP Trust, 3.04% (b) (Cost $8,085,051)	8,085,051	8,085,051
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $308,589,820) (a)	159.6	299,490,248
Other Assets and Liabilities, Net	(25.0)	(46,875,360)
Notes Payable	(34.6)	(65,000,000)
Net Assets	100.0	187,614,888

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

The following table represents bonds that are in default:

Security	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625	8/1/2008	USD	555,000	440,500	535,575
Dyersburg Corp.	9.75	9/1/2007	USD	790,000	812,500	0
Eaton Vance Corp., CDO II, Series C-X	13.68	7/15/2012	USD	3,654,812	3,654,812	0
Esprit Telecom Group PLC:	10.875	6/15/2008	USD	430,000	426,389	0
	11.5	12/15/2007	USD	2,020,000	2,098,593	0
FRD Acquisition Co.	12.5	7/15/2004	USD	180,000	0	0
Grupo lusacell SA de CV	10.0	7/15/2004	USD	140,000	85,563	98,000
Imperial Home Decor Group, Inc.	11.0	3/15/2008	USD	680,000	659,321	0
Intermet Corp.	9.75	6/15/2009	USD	200,000	82,000	94,000
Oxford Automotive, Inc.	12.0	10/15/2010	USD	1,240,964	811,062	620,482
Supercanal Holding SA	11.5	5/15/2005	USD	100,000	10,000	13,500
					9,080,740	1,361,557

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of May 31, 2005.

(a) The cost for federal income tax purposes was $309,548,029. At May 31, 2005, net unrealized depreciation for all securities based on tax cost was $10,057,781. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,406,377 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,464,158.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Principal amount stated in US dollars unless otherwise noted.

(d) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2005 amounted to $48,497,096, which is 25.8% of net assets.

(f) Represents collateral held in connection with securities lending.

LIBOR: London InterBank Offer Rate

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of income is paid in-kind.

CDO: Collateralized Debt Obligation

Currency Abbreviations
EUR	Euro	MXN	Mexican Peso
USD	United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $251,202,271) — including $48,497,096 of securities loaned	$ 242,102,699
Investment in Scudder Cash Management QP Trust (cost $8,085,051)	8,085,051
Investment in Scudder Daily Assets Fund Institutional (cost $49,302,498)*	49,302,498
Total investments in securities, at value (cost $308,589,820)	299,490,248
Cash	149,311
Foreign currency, at value (cost $735,837)	720,496
Receivable for investments sold	4,567,446
Interest receivable	6,170,484
Unrealized appreciation on forward foreign currency exchange contracts	124,980
Other assets	4,467
Total assets	311,227,432
Liabilities
Payable for investments purchased	8,883,328
Notes payable	65,000,000
Dividends payable	148,768
Interest on notes payable	52,469
Payable upon return of securities loaned	49,302,498
Unrealized depreciation on forward foreign currency exchange contracts	6,461
Accrued management fee	125,063
Other accrued expenses and payables	93,957
Total liabilities	123,612,544
Net assets, at value	$ 187,614,888
Net Assets
Net assets consist of: Undistributed net investment income	1,889,582
Net unrealized appreciation (depreciation) on: Investments	(9,099,572)
Foreign currency related transactions	147,087
Accumulated net realized gain (loss)	(83,584,258)
Paid-in capital	278,262,049
Net assets, at value	$ 187,614,888
Net Asset Value
Net Asset Value per share ($187,614,888 ÷ 31,783,882 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.90

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2005 (Unaudited)
Investment Income
Income: Interest	$ 12,034,581
Interest — Scudder Cash Management QP Trust	71,366
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	94,043
Dividends	103,913
Total Income	12,303,903
Expenses: Management fee	822,013
Services to shareholders	60,783
Custodian fees	19,304
Auditing	24,412
Legal	10,090
Trustees' fees and expenses	10,412
Reports to shareholders	91,309
Interest expense	869,615
Stock exchange listing fee	5,963
Other	35,962
Total expenses, before expense reductions	1,949,863
Expense reductions	(3,575)
Total expenses, after expense reductions	1,946,288
Net investment income	10,357,615
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	3,809,010
Foreign currency related transactions	11,329
3,820,339
Net unrealized appreciation (depreciation) during the period on: Investments	(12,483,868)
Foreign currency related transactions	658,295
(11,825,573)
Net gain (loss) on investment transactions	(8,005,234)
Net increase (decrease) in net assets resulting from operations	$ 2,352,381

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended May 31, 2005 (Unaudited)
Cash Flows from Operating Activities:
Investment income received	$ 11,709,104
Payment of operating expenses	(1,121,350)
Payment of interest expense	(1,459,466)
Proceeds from sales and maturities of investments	160,873,814
Purchases of investments	(157,226,363)
Net purchase, sales and maturities of short-term investments	(54,350,568)
Proceeds received for collateral on securities loaned	49,302,498
Cash provided (used) by operating activities	$ 7,727,669
Cash Flows from Financing Activities:
Distributions paid (net of reinvestment of distributions)	$ (9,314,629)
Cash provided (used) by financing activities	(9,314,629)
Increase (decrease) in cash	(1,586,960)
Cash at beginning of period*	2,456,767
Cash at end of period*	$ 869,807
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 2,352,381
Net (increase) decrease in cost of investments	(12,480,568)
Net (increase) decrease in unrealized appreciation on investments	12,483,868
(Increase) decrease in interest receivable	(155,025)
(Increase) decrease in other assets	28,718
(Increase) decrease in receivable for investments sold	(3,013,992)
Increase (decrease) in payable for investments purchased	3,044,781
Increase (decrease) in payable upon return of securities loaned	6,782,588
Increase (decrease) in unrealized depreciation on forward foreign currency exchange contracts	(680,554)
Increase (decrease) in other accrued expenses and payables	(44,677)
Increase (decrease) in interest on notes payable	(589,851)
Cash provided (used) by operating activities	$ 7,727,669
Non-Cash Financing Activities:
Reinvestment of distributions	$ 864,228

* Includes foreign currency

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2005 (Unaudited)	Year Ended November 30, 2004
Operations: Net investment income	$ 10,357,615	$ 20,684,292
Net realized gain (loss) on investment transactions	3,820,339	3,311,644
Net unrealized appreciation (depreciation) during the period on investment transactions	(11,825,573)	6,487,354
Net increase (decrease) in net assets resulting from operations	2,352,381	30,483,290
Distributions to shareholders from: Net investment income	(10,185,395)	(20,053,014)
Fund share transactions: Reinvestment of distributions	864,228	1,647,178
Net increase (decrease) in net assets from Fund share transactions	864,228	1,647,178
Increase (decrease) in net assets	(6,968,786)	12,077,454
Net assets at beginning of period	194,583,674	182,506,220
Net assets at end of period (including undistributed net investment income of $1,889,582 and $1,717,362, respectively)	$ 187,614,888	$ 194,583,674
Other information
Shares outstanding at beginning of period	31,656,241	31,404,803
Shares issued to shareholders in reinvestment of dividends	127,641	251,438
Shares outstanding at end of period	31,783,882	31,656,241

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2005[a]	2004	2003	2002[b]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 6.15	$ 5.81	$ 4.91	$ 5.62	$ 6.09	$ 7.89
Income (loss) from investment operations: Net investment income[c]	.33	.66	.65	.72	.81	.90
Net realized and unrealized gain (loss) on investment transactions	(.26)	.32	.89	(.72)	(.40)	(1.73)
Total from investment operations	.07	.98	1.54	.00	.41	(.83)
Less distributions from: Net investment income	(.32)	(.64)	(.64)	(.69)	(.88)	(.97)
Tax return of capital	—	—	—	(.02)	—	—
Total distributions	(.32)	(.64)	(.64)	(.71)	(.88)	(.97)
Net asset value, end of period	$ 5.90	$ 6.15	$ 5.81	$ 4.91	$ 5.62	$ 6.09
Market value, end of period	$ 7.08	$ 7.39	$ 7.17	$ 5.40	$ 7.42	$ 7.19
Total Return
Based on net asset value (%)[d]	.62**	16.53	31.43	(1.53)	3.86	(12.57)
Based on market value (%)[d]	.49**	13.47	47.48	(18.19)	16.00	(5.45)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	188	195	183	153	173	185
Ratio of expenses (%)	1.98*	1.71	1.72	2.07	2.78	2.74
Ratio of expenses excluding interest expense (%)	1.09*	1.07	1.07	1.09	1.10	1.07
Ratio of net investment income (%)	10.74*	11.08	12.16	13.87	13.31	12.32
Portfolio turnover rate (%)	128*	135	154	110	47	65
Total debt outstanding at end of period ($ thousands)	65,000	65,000	65,000	65,000	65,000	50,000
Asset coverage per $1,000 of debt[e]	3,886	3,994	3,808	3,350	3,656	4,704

[a] For the six months ended May 31, 2005 (Unaudited).

[b] As required, effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to December 1, 2001 are included as interest income. The effect of these changes for the year ended November 30, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio for net investment income to average net assets from 14.38% to 13.87%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

[e] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.

* Annualized

** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder High Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Loan Participations/Assignments. The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2004, the Fund had a net tax basis capital loss carryforward of approximately $86,158,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2007 ($335,000), November 30, 2008 ($9,086,000), November 30, 2009 ($20,780,000), November 30, 2010 ($39,455,000) and November 30, 2011 ($16,502,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in its custodian bank at May 31, 2005. Significant non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended May 31, 2005, purchases and sales of investment securities (excluding short-term instruments) aggregated $160,277,602 and $164,236,046, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.85% of the first $250,000,000 of the Fund's average weekly net assets and 0.75% of such net assets in excess of $250,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended May 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.85% of the Fund's average daily net assets.

Service Provider Fees. Scudder Investments Service Company (``SISC''), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2005, the amount charged to the Fund by SISC aggregated $12,081, of which $6,432 is unpaid at May 31, 2005.

Typesetting and Filing Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the six months ended May 31, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $12,960, of which $6,480 is unpaid at May 31, 2005.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $55 and $56, respectively.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and may have prices more volatile than those of comparable securities in the United States of America.

F. Expense Reductions

For the six months ended May 31, 2005, the Advisor agreed to reimburse the Fund $1,516 which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2005, the Fund's custodian fees were reduced by $2,059 for custodian credits earned.

G. Forward Foreign Currency Exchange Contracts

As of May 31, 2005, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (US$)
EUR	53,573	USD	71,673	9/9/2005	$ 5,523
EUR	58,020	USD	78,228	9/9/2005	6,586
EUR	211,590	USD	275,468	9/9/2005	14,204
EUR	202,420	USD	262,060	9/9/2005	11,923
EUR	3,090,555	USD	3,914,482	9/27/2005	86,744
Total appreciation					$ 124,980
Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Depreciation (US$)
EUR	10,961,053	USD	972,181	11/10/2005	$ (6,461)
Total depreciation					$ (6,461)
Currency Abbreviations
EUR	Euro	USD	United States Dollar

H. Borrowings

The notes payable represents a secured loan of $65,000,000 from Barton Capital LLC at May 31, 2005. The note bears interest at the commercial paper rate plus dealer fees (3.07% at May 31, 2005) which is payable at maturity. A commitment fee is charged to the Fund and is included with interest expense on the Statement of Operations. An arrangement fee incurred by the Fund in connection with its loan was deferred and is being amortized on a straight-line basis over a three-year period. The loan amounts and rates are reset periodically under a revolving credit agreement obtained by the Fund in an amount not to exceed $65,000,000 at any one time and which is renewable annually until June 27, 2005. Effective June 24, 2005, the size of the revolving credit agreement was increased to an amount not to exceed $90,000,000 and which is renewable annually until June 24, 2010.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the six months ended May 31, 2005 was $65,000,000 with a weighted average interest rate of 2.37%.

I. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Fund's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Fund against the Fund, their directors and officers, the Fund's investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds' Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund's Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee's duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Fund's investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Fund.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') which is available to you as a shareholder of Scudder High Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph E, for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("United Missouri Bank" or "UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Shareholder Meeting Results

The Annual Meeting of Shareholders of Scudder High Income Trust (the "fund") was held on May 25, 2005. The following matters were voted upon by the shareholders of said fund (the resulting votes are presented below):

1. To elect nine individuals to constitute the Board of Trustees of the fund.

	Number of Votes:
	For	Withheld
John W. Ballantine	27,781,685	528,871
Donald L. Dunaway	27,798,663	511,893
James R. Edgar	27,769,825	540,731
Paul K. Freeman	27,823,014	487,542
Robert B. Hoffman	27,743,635	566,921
William McClayton	27,759,826	550,730
Shirley D. Peterson	27,798,673	511,883
William N. Shiebler	27,820,607	489,949
Robert H. Wadsworth	27,827,174	483,382

2. To ratify the selection of Ernst & Young LLP as the Independent Registered Public Accounting Firm for the fund.

Number of Votes:
For	Against	Abstain
27,960,338	160,274	189,944
Additional Information

Changes in Trustees and Officers

Lewis A. Burnham and John G. Weithers retired from the Board of Trustees effective May 25, 2005 in connection with the fund's Annual Meeting of Shareholders.

On May 11, 2005, the Board of Trustees appointed Scott M. McHugh as Assistant Treasurer of the fund. Kevin Gay and Salvatore Schiavone resigned as Assistant Treasurers of the fund in connection with their resignation as Vice President and Director, respectively, of Deutsche Asset Management.

Additional Information (continued)

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites	www.scudder.com or visit our Direct Link: CEF.Scudder.com (Do not use www.) Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Chicago, IL 60606
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KHI
CUSIP Number	811153-105
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2004

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

         Period                  Total Number of Shares   Average Price Paid
                                      Purchased               Per Share
December 1- December 31, 2004            N/A                     N/A
January 1- January 31, 2005              N/A                     N/A
February 1-February 28, 2005             N/A                     N/A
March 1- March 31, 2005                  N/A                     N/A
April 1- April 30, 2005                  N/A                     N/A
May 1- May 31, 2005                      N/A                     N/A

                                  Purchased as Part of    Shares they May Yet be
         Period                  Publicly Announced       Purchased under the
                                 Plans or Programs        Plans or Programs
December 1- December 31, 2004            N/A                    N/A
January 1- January 31, 2005              N/A                    N/A
February 1-February 28, 2005             N/A                    N/A
March 1- March 31, 2005                  N/A                    N/A
April 1- April 30, 2005                  N/A                    N/A
May 1- May 31, 2005                      N/A                    N/A

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder High Income Trust

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder High Income Trust

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 2, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               August 2, 2005